Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Finalizes Second Quarter 2018 Results
Reiterates Strong Outlook

Singapore – May 31, 2018 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), following the filing of its quarterly report on Form 10Q for the second fiscal quarter, and the amendment of its Form 10Q for the first fiscal quarter and Form 10K for fiscal 2017, today announced final results of its second fiscal quarter ended March 31, 2018. The Company reaffirmed its previously reported second quarter net revenue of $221.8 million, and reported diluted EPS of $0.51 and a non-GAAP diluted EPS of $0.54. The Company also reaffirmed its third quarter revenue guidance of approximately $255 million to $270 million.
During its second fiscal quarter, K&S repurchased $21.5 million of common stock in open market transactions at an average price of $23.90 per share.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2018	Change vs. Fiscal Q2 2017 (As Restated)	Change vs. Fiscal Q1 2018 (As Restated)
Net Revenue	$221.8 million	up 11.1%	up 3.8%
Gross Profit	$99.4 million	up 7.7%	up 2.3%
Gross Margin	44.8%	down 140 bps	down 70 bps
Income from Operations	$38.4 million	up 5.2%	down 2.0%
Operating Margin	17.3%	down 100 bps	down 100 bps
Net Income	$36.3 million	up 11.0%	up 152.2%
Net Margin	16.4%	-	up 4890 bps
EPS – Diluted(a)	$0.51	up 13.3%	up 151.5%

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended December 30, 2017, 1.2 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

Quarterly Results - Non-GAAP

	Fiscal Q2 2018	Change vs. Fiscal Q2 2017 (As Restated)	Change vs. Fiscal Q1 2018 (As Restated)
Income from Operations	$40.5 million	up 6.3%	down 4.5%
Operating Margin	18.2%	down 90 bps	down 160 bps
Net Income	$38.2 million	up 11.4%	down 3.0%
Net Margin	17.2%	-	down 120 bps
EPS - Diluted	$0.54	up 14.9%	down 1.8%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Results” section.

Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “Looking ahead, the entire organization continues to be extremely committed to pursuing several near and long-term goals in parallel. Our ongoing progress within LED, memory, recurring revenue and advanced packaging strategies has improved our financial performance and growth prospects."
The Company does not anticipate that the delays associated with filing its second quarter 2018 results have had a material adverse impact on the Company's operations or business prospects.
Second Quarter Fiscal 2018 Financial Highlights

•	Net revenue of $221.8 million.

•	Gross margin of 44.8%.

•	Net income of $36.3 million or $0.51 per share; Non-GAAP net income of $38.2 million or $0.54 per share.

•	Cash, cash equivalents, and short-term investments were $628.2 million as of March 31, 2018.

Third Quarter Fiscal 2018 Outlook

The Company currently expects net revenue in the third fiscal quarter of 2018 ending June 30, 2018 to be approximately $255 million to $270 million. For the first three quarters of 2018, this guidance represents an increase of 17.6% over the same period in the prior year.

Looking forward, Dr. Fusen Chen commented, "Our core products' alignment with several major industry trends, our share gains within LED and recurring revenue as well as our ongoing development progress to further expand the advanced packaging portfolio provide additional confidence in our ability to generate strong results going forward."

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor packaging and electronic assembly solutions supporting the global automotive, consumer, communications, computing and industrial segments. As a pioneer in the semiconductor space, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions and organic development, adding advanced packaging, electronics assembly, wedge bonding and a broader range of tools to its core offerings. Combined with its extensive expertise in process technology and focus on development, K&S is well positioned to help customers meet the challenges of packaging and assembling the next-generation of electronic devices (www.kns.com).

Caution Concerning Results and Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future revenue, increasing, continuing or strengthening demand for our products, replacement demand, our research and development efforts, our ability to control costs, and our ability to identify and realize new growth opportunities within segments, such as automotive and industrial as well as surrounding technology adoption such as system in package and advanced packaging techniques. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2017 Annual Report on Form 10-K/A and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	March 31, 2018	April 1, 2017 As Restated	March 31, 2018	April 1, 2017 As Restated
Net revenue	$221,772	$199,613	$435,463	$349,252
Cost of sales	122,325	107,350	238,814	188,562
Gross profit	99,447	92,263	196,649	160,690

Operating expenses:
Selling, general and administrative	30,339	29,107	54,875	55,447
Research and development	28,657	25,020	58,907	46,525
Amortization of intangible assets	2,022	1,521	3,965	3,044
Restructuring	(7)	112	1,307	112
Total operating expenses	61,011	55,760	119,054	105,128
Income from operations	38,436	36,503	77,595	55,562
Other income (expense):
Interest income	2,986	1,579	4,961	2,751
Interest expense	(270)	(261)	(536)	(523)
Income before income taxes	41,152	37,821	82,020	57,790
Income tax expense	4,800	5,151	115,212	7,724
Share of results of equity-method investee, net of tax	39	—	23	—
Net income / (loss)	$36,313	$32,670	$(33,215)	$50,066

Net income / (loss) per share:
Basic	$0.52	$0.46	$(0.47)	$0.71
Diluted	$0.51	$0.45	$(0.47)	$0.69

Weighted average shares outstanding:
Basic	70,361	70,964	70,467	70,909
Diluted	71,425	72,270	70,467	72,039

	Three months ended		Six months ended
Supplemental financial data:	March 31, 2018	April 1, 2017	March 31, 2018	April 1, 2017
Depreciation and amortization	$4,744	$3,831	$9,212	$7,775
Capital expenditures	6,153	15,877	12,410	18,106
Equity-based compensation expense:
Cost of sales	126	106	258	247
Selling, general and administrative	1,443	2,450	3,766	5,184
Research and development	653	522	1,307	1,249
Total equity-based compensation expense	$2,222	$3,078	$5,331	$6,680

	As of
	March 31, 2018	April 1, 2017
Backlog of orders [1]	$177,754	$181,201
Number of employees	3,276	3,340

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	March 31, 2018	September 30, 2017
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$340,151	$392,410
Restricted cash	535	530
Short-term investments	288,000	216,000
Accounts and other receivable, net of allowance for doubtful accounts of $680 and $79 respectively	224,484	198,480
Inventories, net	118,831	122,023
Prepaid expenses and other current assets	23,754	23,939
TOTAL CURRENT ASSETS	995,755	953,382

Property, plant and equipment, net	75,619	67,762
Goodwill	57,478	56,318
Intangible assets, net	60,180	62,316
Deferred income taxes	10,922	27,771
Equity investments	1,479	1,502
Other assets	2,577	2,056
TOTAL ASSETS	$1,204,010	$1,171,107

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$82,716	$51,354
Accrued expenses and other current liabilities	85,133	124,847
Income taxes payable	19,340	16,780
TOTAL CURRENT LIABILITIES	187,189	192,981

Financing obligation	16,257	16,074
Deferred income taxes	27,800	27,152
Income taxes payable	83,626	6,438
Other liabilities	9,211	8,432
TOTAL LIABILITIES	324,083	251,077

SHAREHOLDERS' EQUITY
Common stock, no par value	513,315	506,515
Treasury stock, at cost	(182,354)	(157,604)
Retained earnings	539,871	569,080
Accumulated other comprehensive income	9,095	2,039
TOTAL SHAREHOLDERS' EQUITY	879,927	920,030

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,204,010	$1,171,107

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 31, 2018	April 1, 2017	March 31, 2018	April 1, 2017
Net cash provided by operating activities	$6,740	$12,929	$57,073	$42,978
Net cash used in investing activities, continuing operations	(35,273)	(29,740)	(83,456)	(32,399)
Net cash used in financing activities, continuing operations	(20,850)	(785)	(24,241)	(643)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,120)	(627)	(1,630)	1,360
Changes in cash, cash equivalents and restricted cash	(50,503)	(18,223)	(52,254)	11,296
Cash, cash equivalents and restricted cash, beginning of period*	391,189	453,426	392,940	423,907
Cash, cash equivalents and restricted cash, end of period	$340,686	$435,203	$340,686	$435,203

Short-term investments	288,000	139,000	288,000	139,000
Total cash, cash equivalents, restricted cash and short-term investments	$628,686	$574,203	$628,686	$574,203
*Certain time deposits as at October 1, 2016 have been corrected from cash equivalents to short-term investments for comparative purposes.

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 31, 2018	April 1, 2017 As Restated	December 30, 2017 As Restated
Net revenue	$221,772	$199,613	$213,691
U.S. GAAP Income from operations	38,436	36,503	39,159
U.S. GAAP operating margin	17.3%	18.3%	18.3%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	2,022	1,521	1,943
Restructuring	(7)	112	1,314
Non-GAAP Income from operations	$40,451	$38,136	$42,416
Non-GAAP operating margin	18.2%	19.1%	19.8%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Three months ended
	March 31, 2018	April 1, 2017 As Restated	December 30, 2017 As Restated
Net revenue	$221,772	$199,613	$213,691
U.S. GAAP net income/(loss)	36,313	32,670	(69,528)
U.S. GAAP net margin	16.4%	16.4%	(32.5)%

Pre-tax non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	2,022	1,521	1,943
Restructuring	(7)	112	1,314
Income tax expense- Tax Reform	—	—	105,688
Net income tax benefit on non-GAAP items	(111)	(30)	(36)
Total non-GAAP adjustments	1,904	1,603	108,909
Non-GAAP net income	38,217	34,273	39,381
Non-GAAP net margin	17.2%	17.2%	18.4%

U.S. GAAP net income/(loss) per share:
Basic	0.52	0.46	(0.99)
Diluted (a)	0.51	0.45	(0.99)

Non-GAAP adjustments per share:
Basic	0.03	0.02	1.54
Diluted	0.03	0.02	1.52

Non-GAAP net income per share:
Basic	$0.54	$0.48	$0.56
Diluted (b)	$0.54	$0.47	$0.55

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended December 30, 2017, 1.2 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.